                                                                   Exhibit 10.03


INVESTMENT ADVISORY AGREEMENT

Between:                                       Dated:  September 1, 1997
                                                       ------------------------
Horizon Cash Management L.L.C. ("Horizon") and ProFutures Bull & Bear Fund, L.P. (the "Client")


Horizon and the Client hereby agree as follows:

     1. The Client hereby agrees to open a trust account and deposit funds with the Custodian referred to in Paragraph 2, such funds will be used to purchase and sell securities and other obligations consistent with the investment objectives and guidelines contained in Appendix 1 hereto. Horizon shall have the sole power and discretion with respect to the purchase and sale of any such securities or obligations and with respect to the authorization and execution of transactions for the account of the Client within the classifications of securities or obligations and pursuant to the investment objectives and guidelines contained in Appendix 1 hereto until Horizon receives written notice of termination from the Client. Horizon may either purchase such securities directly in the Client's account or in a master trust account established at the Custodian in which Client will participate on a pro rata basis with other Horizon Clients having similar investment objectives and guidelines.

     2. All funds and securities in the Client's account will be held by Citibank, N.A., as custodian (the "Custodian"), pursuant to a Custody Agreement, a copy of which is attached hereto as Appendix 2. Horizon may from time to time in its sole discretion, upon written notice to the Client (but without further approval of the Client being required), appoint another major money center banking institution as custodian of the funds and securities in the Client's account and transfer such funds and securities to the new custodian.

     3. Horizon shall neither own nor have any interest in securities or funds deposited under this Agreement. All funds deposited shall be held for the sole and exclusive benefit of the Client.

     4. Horizon will be available to consult with the Client with respect to the investment objectives and needs of the Client.

     5. The Client understands and agrees that nothing herein shall restrict the ability of Horizon or any of its principals, employees or affiliates to engage in any transactions for its (or their) own account and for the account of others. The performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Client.

     6. Horizon will act in a fair and reasonable manner in allocating suitable investments among the Client's account and all other accounts advised by Horizon or any of its affiliates, but the Client acknowledges that equality of treatment cannot be assured in all situations.

     7. The Client agrees to pay Horizon the applicable annualized fee set forth in Appendix 3, incorporated herein by reference. The management fee shall be computed and accrued on a daily basis. Custody and related securities transaction fees will be paid from Horizon's management fee on a net basis after compensating balance credits are applied. Wire transfer fees and check processing fees are charged to the Client on a per use basis at the current prevailing rate charged by the Custodian and shall be enumerated on daily and month-end statements and debited from the income portion of the Client's account by the Custodian.

     8. The Client hereby authorizes Horizon, on a monthly basis, to withdraw or transfer (or authorize the same) from the Client's account cash in an amount equal to the management fee accrued under Paragraph 7; provided that (a) such payment shall be made exclusively out of income and (b) Horizon has, prior to or concurrently with such withdrawal, sent to the Client a statement which shows the amount of the fee for such month, the principal amount of the Client's assets on which such fee was based and the specific manner in which the fee was calculated. The Client will notify Horizon within five business days after receipt of the statement of any objections or exceptions.

     9. It is understood and agreed that the Client shall be able to withdraw all or any part of the funds on deposit or add additional funds thereto upon notice to Horizon, subject to the specific cut-off times and requirements established by Horizon as may be in effect from time to time. Horizon is authorized to receive and act upon instructions from the persons named in Appendix 4 hereto as authorized representatives of the Client. The Client may add or delete authorized representatives upon written notice to Horizon. Any funds withdrawn by the Client pursuant to this paragraph will be transferred directly to an account authorized in Appendix 4 of this Agreement, a copy of which is maintained by the Custodian. The Client retains the right to pledge or hypothecate the assets in its account, all of which is expected to be subject to margin calls pursuant to the client's trading activities.

     10. Horizon is authorized to enter into transactions with Citibank, N.A. (the "Bank") whereby the Bank will advance funds to the Client to purchase securities in the Client's account in anticipation of receipt of additional funds from the Client later in the day. Horizon is also authorized to pledge securities owned by Client to the Lender to secure such advances. Lender shall not charge any interest or other fees in connection with such advances, except that if funds are not received from Client by the close of business on the advance date the Client shall be subject to standard overdraft charges. The purpose of these transactions is to allow Horizon to obtain maximum overnight rates on Client funds despite not receiving such funds until after the applicable purchase deadline.

     11. The Client shall bear all risk of gain or loss in its account. No assurance can be given that Horizon's advice will result in profit for the Client or that the Client will not incur losses.

     12. Neither Horizon nor any of its principals, employees, agents or affiliates shall be liable to the Client for any loss, cost, damage, expense, fine or penalty occasioned by any act or omission or error of judgment of Horizon or any of its principals, employees, agents or affiliates in connection with the performance of services hereunder, except as a direct result of Horizon's negligence, intentional misconduct or violation of applicable law. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall in any way constitute a waiver or limitation of any rights which the Client might have under any federal and state securities laws.

     13. The Client shall indemnify and hold harmless Horizon and its principals, employees, agents and affiliates against all losses, costs, damages, expenses (including attorneys' fees), fines or penalties ("Losses") arising out of or relating to this Agreement or the services performed hereunder, unless such Losses arise out of or result from negligence, malfeasance, intentional misconduct or a violation of applicable law on the part of Horizon or its principals, employees, agents or affiliates. Horizon shall indemnify and hold harmless Client and its principals, agents and affiliates and their principals and employees against all losses arising out of or related to this Agreement or the services performed hereunder, if such losses arise out of or result from the negligence, malfeasance, intentional misconduct or violation of applicable law on the part of Horizon, its principals, agents and affiliates or their principals or employees.

     14. Horizon shall neither be responsible for delays in the transmission nor execution of instructions due to breakdown or failure of transmission or communication facilities, or to any other cause of causes beyond its reasonable control or anticipation. Horizon shall not be responsible for any loss, damage, expense or claim arising from any act of omission of the Custodian (or any replacement custodian) or any broker, dealer or bank in connection herewith.

     15. For all purposes of this Agreement, Horizon shall be an independent contractor and not an employee or dependent agent of the Client; nor shall anything herein be construed as making the Client a partner or co-venturer with Horizon or any of its other clients. Except as provided in this Agreement, Horizon shall not have any authority to bind, obligate or represent the Client.

     16. All investment advice furnished by Horizon to the Client or for the Client's benefit shall remain property of Horizon, shall be treated as confidential by the Client and shall not be used by the Client or disclosed to third parties, except as required in connection with the operation of the Client's account or as required by law or by demand of any regulatory or self-regulatory authority.

     17. Anything in this Agreement to the contrary notwithstanding, it is understood and agreed that (a) Horizon may refuse, at any time or from time to time, to accept deposit of any funds of the Client, in whole or in part, (b) Horizon may terminate this Agreement, and cause all the funds of the Client to be withdrawn from the account of the Client established pursuant to this Agreement and delivered to the Client (i) if the average daily balance in the undersigned's account during any period of 30 consecutive days is less than $100,000 or (ii) at any time upon 30 days written notice to the Client and (c) the Client may terminate this Agreement immediately at any time upon written notice to Horizon.

     18. Each party hereby represents that it is duly authorized and empowered to execute, deliver and perform this Agreement, that such action does not conflict with or violate any provision of law, rule or regulation, contract, deed of trust or other instrument to which it is a party or to which any of its property is subject, and that this Agreement is its valid and binding obligation enforceable in accordance with its terms. The Client shall provide to Horizon upon request satisfactory evidence of its authority to enter into this Agreement and the signatory's authority to execute this Agreement on the Client's behalf.

     19. The Client represents that it is familiar with and will, upon completion of its offering, meet one of the criteria for qualification as an "Accredited Investor" as that term is defined in Regulation D promulgated under the Securities Act of 1933 and that it has such financial resources and investment experience and knowledge in financial, investment and business matters that it is capable of evaluating the risks and merits of participating in Horizon's investment program. The Client acknowledges receipt of Horizon's current Form ADV Part II at least 48 hours prior to entering into this Agreement. The Client represents that it understands the nature and risks of Horizon's investment program, is satisfied that it has received adequate information and opportunities to ask questions of and receive clarification from Horizon on all matters it considers material to its engagement of Horizon and has relied solely on Horizon's Form ADV Part II and independent investigation made by it in determining to invest in Horizon's investment program.

     20. The Client hereby agrees to execute and authorizes Horizon to execute any documents, including but not limited to repurchase agreements, broker/dealer account agreements, limited powers of attorney and account agreements with the Custodian (or any replacement custodian), which are deemed by Horizon to be necessary for the consummation of the transactions contemplated herein.

     21. Any communications or notices provided for in this Agreement shall be sent in writing to a party at the following address or such other address as notified in writing by such party: in the case of Horizon, Horizon Cash Management L.L.C., 325 West Huron, Suite 808, Chicago, Illinois 60610,
Attention: Diane Mix Birnberg, Facsimile No.: 312/335-8501; and in the case of the Client, the address set forth in Appendix 2. All communications or notices sent to such addresses or telecommunication numbers (or as otherwise directed by the parties by notice hereunder) shall be effective upon receipt.

     22. The provisions of this Agreement shall be continuous and shall cover individually and collectively all accounts which the Client now maintains or may in the future open or reopen with Horizon, and shall inure to the benefit of Horizon and its successors and assigns and shall be binding upon the Client and the estate, executors, administrators, successors and assigns of the Client; provided, however, that no assignment (as that term is defined in Section 202(a)(1) of the Investment Advisers Act of 1940) of this Agreement shall be made by Horizon without the consent of the Client.

     23. Except as otherwise expressly provided herein, this Agreement shall not be amended, nor shall any provision of this Agreement be considered modified or waived, unless evidenced by a writing signed by the party to be charged with such amendment, waiver or modification. A waiver on one occasion will not be deemed to be a waiver of the same or any other breach on a future occasion.

     24. The provisions of this Agreement shall in all respects be construed according to, and the rights and liabilities of the parties hereto shall in all respects be governed by, the laws of the State of Illinois.

     25. This Agreement, together with the Appendices hereto, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior communications, agreements, understandings, representations, and warranties, whether oral or written, between the parties hereto with respect to the subject matter hereof.

     26. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof.

     27. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first set forth above.



HORIZON CASH MANAGEMENT L.L.C.    PROFUTURES, INC., GENERAL PARTNER, L.P.



By:  /s/Diane Mix Birnberg
     ---------------------
                                  By:  ProFutures, Inc., General Partner, L.P.
                                  By:  /s/ Gary D. Halbert
                                       ---------------------------------------

Title: President                  Title: President
       -------------------               -------------------------------------

                                   Appendix 1
Investment Objectives

Achieve a high absolute rate of return relative to the risk assumed



Specific Investment Guidelines in Furtherance of Investment Objectives

Cash management/yield enhancement



Securities Eligible For Investment - See attached from Private Offering
Memorandum


      X    U.S. Government Securities
   -------

           U.S. Government Agency Securities
   -------


      X    Bankers' Acceptances
   -------

      X    Certificates of Deposit
   -------

      X    Time Deposits
   -------

      X    Commercial Paper
   -------

   -------  Loan Participation Notes

      X    Repurchase Agreements
   -------

      X    Money Market Funds
   -------

     The Partnership will fulfill its margin commitments with cash, U.S. Treasury bills or high-quality interest-earning obligations. A majority of the Partnership's assets will be held with the custody department of Citibank, N.A. and managed by Horizon. These assets will be committed for margin calls on the Partnership's account(s) at the Futures Broker. More specifically, Horizon, on behalf of the Partnership, may direct the investment of these funds in items such as: (a) U.S. Treasury securities, bankers' acceptances and certificates of deposit (banks with a long-term credit rating of at least AA); (b) time deposits (one day only -- banks with a long-term credit rating of at least AA); (c) interests in money market funds regulated under U.S. securities laws and regulations; and/or (d) commercial paper (rated AP-1 of top issuers). Horizon's objective is for the Partnership's account to earn net interest income and/or profits in excess of short-term Treasury bill rates, net of its fees; however, there is no guarantee that Horizon can produce any income or profits on the Partnership's account. (Horizon is also responsible for the management of subscription funds held in the Partnership's account at Citibank, N.A. prior to acceptance of the subscription by the Partnership.) The remaining assets will be held at the Futures Broker for margin purposes and will earn interest at short-term Treasury bill rates. The Partnership may maintain assets with one or more unaffiliated banks in Austin, Texas for normal payment of bills and money management purposes.

                                   APPENDIX 2
                                   ----------

     ---------------------------------------------------------------

                          CUSTODIAL SERVICES AGREEMENT

                                    BETWEEN

                   CITIBANK, NA., SUBSIDIARIES and AFFILIATES

                                      AND

                        HORIZON CASH MANAGEMENT, L.L.C.

                               INVESTMENT ADVISER

                                   ON BEHALF

                                       OF

                                    CLIENTS








     ---------------------------------------------------------------

                               TABLE OF CONTENTS

PREAMBLE.............................................................   1

1.   DEFINITIONS.....................................................   1

2.   SELECTION AND APPOINTMENT OF THE BANK; SEVERAL LIABILITY........   3

3.   PROPERTY ACCEPTED...............................................   3

4.   REPRESENTATIONS AND WARRANTIES..................................   4

5.   IDENTIFICATION AND SEGREGATION OF ASSETS........................   4

6.   PERFORMANCE BY THE BANK.........................................   5

7.   REGISTRATION....................................................   7

8.   CLIENT DEPOSIT ACCOUNT PAYMENTS.................................   7

9.   CUSTODY ACCOUNTS AND ACCOUNT PROCEDURES.........................   8

10.  REPORTS, RECORDS, AFFIDAVITS AND ACCESS.........................   8

11.  WITHDRAWAL AND DELIVERY.........................................   9

12.  USE OF AGENTS, CLEARANCE SYSTEMS AND DEPOSITORIES...............   9

13.  CITICORP ORGANIZATION INVOLVEMENT...............................  10

14.  SCOPE OF RESPONSIBILITY.........................................  11

15.  INDEMNITY.......................................................  12

16.  LIEN............................................................  13

17.  FEES AND EXPENSES...............................................  13

18.  TERMINATION.....................................................  14

19.  ASSIGNMENT......................................................  14

20.  JOINT AND SEVERAL LIABILITY OF THE CLIENT.......................  14


21.  DISCLOSURE.....................................................  15

22.  NOTICES........................................................  15

23.  AMENDMENT......................................................  15

24.  GOVERNING LAW AND JURISDICTION.................................  15

CUSTODIAL SERVICES AGREEMENT is made as of ________, 1995 by and between Horizon Cash Management, L.L.C. Investment Adviser on behalf of clients on behalf of its customers (the "Client") having its office or principal place of business at 325 West Huron Street, Chicago, Illinois 60610, and Citibank, N.A., a national banking association having an office at 111 Wall Street, New York, New York, 10005 and acting through such office in New York (the "Bank").

                                  WITNESSETH

THAT WHEREAS, the Client represents that it is authorized to (a) open and maintain a custody account on behalf of its customers with the Bank to hold certain property of its customers including, but not limited to, stocks, bonds, or other securities, funds and other property owned by such customers and under the management of the Client, (b) enter into this Agreement, and (c) direct all actions and transactions contemplated hereunder. The Client further represents that it is duly incorporated, organized or associated and in good standing under the laws of the state or country of its incorporation, organization or association that the consummation of transactions contemplated hereby or directed by it hereunder will not violate any applicable laws, regulations or order, and that the Client has obtained the necessary direction and authority from its customers;

NOW, THEREFORE, in consideration of the premises and of the agreements hereinafter set forth, the parties agree as follows:

1.   DEFINITIONS
     -----------

          "Agreement" means this Custodial Services Agreement, and other applicable terms and conditions or operating procedures (if any) agreed upon by the Client and the Bank, as may be amended from time to time.

          "Authorized Person(s)" means (i) any officers, employees or agents of the Client as have been authorized by notice in writing to the Bank to act on behalf of the Client in the performance of any acts, discretions or duties under this Agreement, or (ii) any other person, firm or company holding a duly executed Power-of-Attorney from the Client which is in a form acceptable to the Bank.

          "Branch" means any branch or office of Citibank, N.A.

          "Citicorp Organization" means Citicorp and any entity of which Citicorp is, now or hereafter, directly or indirectly a shareholder. For purposes of this Agreement, each Branch of Citibank, NA., shall be deemed to be a separate member of the Citicorp Organization.

          "Clearance System" means any United States central securities depository it deems appropriate, including, but not limited to, the Depository Trust Company; the Participants Trust Company and the Federal Reserve Book Entry System. The Bank will deposit

          Securities held hereunder with a U.S. Depository only in an account which holds exclusively the assets of customers of the Bank.

          "Instructions" means instructions from any Authorized Person received by the Bank, either orally or via telephone, telex (whether tested or untested), facsimile transmission, bank wire or other teleprocess or electronic instruction system acceptable to the Bank which have been transmitted with proper testing or authentication on such terms and conditions as such Bank may specify, provided that:

     (i) Instructions delivered to the Bank by telephone shall be promptly confirmed in writing by an Authorized Person (which confirmation, if the Bank agrees, may bear a facsimile signature) although such Bank may, in its absolute discretion, act upon the Instructions before any confirmation is received and shall be fully protected in so acting even in the absence of any such confirmation;

     (ii) Instructions shall continue in full force and effect until canceled or superseded,

     (iii) If any Instructions are unclear and/or ambiguous, the Bank may, in its absolute discretion and without any liability on its part, act upon what it believes in good faith such Instructions to be or refuse to execute such Instructions until any ambiguity or conflict has been resolved to its satisfaction;

     (iv) Instructions shall be provided and carried out subject to the operation-procedures, marketing practices, rules and regulations of any relevant stock exchange, Clearance System, depository or market where they are to be executed, and can be acted upon by the Bank only during Banking hours and on Banking days when the applicable financial markets are open for business. All such Instructions shall be carried out subject to the local laws, regulations, customs, procedures and practices applicable at the place of performance of such Instructions or to which the Bank is otherwise subject and shall be governed by and construed in accordance with the local law applicable at such place of performance; and

     (v) The Bank shall be entitled to rely upon the continued authority of any Authorized Person to give Instructions until the Bank receives notice from the Client to the contrary; and the Bank shall be entitled to rely upon any Instructions it believes in good faith to have been given by any Authorized Person.

          "Person" means any person, firm, company, corporation, government, state or agency thereof or any association or partnership (whether or not having separate legal personality) of two or more of the foregoing.

          "Property" means, as the context requires, any Securities (as hereinafter defined), cash and/or any other property held by the Bank under this Agreement.

          "Securities" means bonds, debentures, notes, stocks, shares, units or other securities and all Monies, rights or property which may at any time accrue or be offered (whether by way of bonus, redemption, preference, option or otherwise) in respect of any of the foregoing or evidencing or representing any other rights or interests therein (including without limitation any of the foregoing not constituted, evidenced or represented by a certificate or other document but an entry in the books or other permanent records of the issuer, a trustee, or other fiduciary thereof, or a Clearance System).

2.  SELECTION AND APPOINTMENT OF THE BANK; SEVERAL LIABILITY
    --------------------------------------------------------

     (A) The Client hereby selects, appoints and authorizes the Bank to establish in accordance with this Agreement (i) a custody account ("Custody Account") in the name of the Client for the benefit of its customers for the deposit of any Property (except cash) from time to time received by the Bank for the account of the Client, and (ii) a deposit account ("Client Deposit Account") in the name of the Client for the benefit of its customers for the deposit of funds, whether by way of deposit or arising out of or in connection with any Property in the Custody Account. The Custody Account may include separate sub-accounts for each customer of the client.

     (B) The Client understands and agrees that obligations and duties hereunder of the Bank shall be performed only by the Bank, and shall not be deemed obligations or duties of any other member of the Citicorp Organization.

     (C) In the event that applicable law or regulations change in a way that would prevent or limit the performance of the duties and obligations of the Bank, then until such time as the Bank is again able to perform such duties and obligations hereunder, such duties and obligations of the Bank shall be superseded and no other member of the Citicorp Organization nor Citicorp itself will be liable therefor or for any damages in any way resulting from such prevented or limited performance.

     (D) The Client agrees to execute such further documents and provide such materials and information as may be reasonably requested by the Bank to facilitate the opening and maintenance of such account.

3.  PROPERTY ACCEPTED
    -----------------

     The Bank agrees to accept for custody in the Custody Account at its discretion and subject to the conditions set forth herein:

     (A)  Securities;
     (B)  Precious Metals; and/or
     (C) any other form of Property (except cash) acceptable to the Bank and capable of deposit under the terms of this Agreement including, but not limited to, physical assets.

     The Bank agrees to accept for custody in the Client Deposit Account, cash in any currency which the Bank may accept for deposit.

4.  REPRESENTATIONS, COVENANTS AND WARRANTIES
    ------------------------------------------

     The Client hereby represents, covenants and warrants to the Bank and the Bank hereby represents and warrants to the Client that:

     (A) During the term of this Agreement, it (and any person on whose behalf it may act as agent or otherwise in a representative capacity) has and during the term of this Agreement, will continue to have full capacity and authority to enter into this Agreement and to carry out all the actions contemplated herein, and has taken and will continue to take all action (including without limitation the obtaining of all necessary governmental consents in any applicable jurisdiction and customer consents) to authorize the execution, delivery and performance of this Agreement; and

     (B) If the Client is a company or other corporate body, the resolutions of its Board of Directors or other managing body authorizing the execution, delivery and performance of this Agreement have been obtained and that such resolutions remain and will continue to remain in full force and effect as of the date hereof and during the term of this Agreement without revocation or amendment.

5.  IDENTIFICATION AND SEGREGATION OF ASSETS
    ----------------------------------------

     With respect to Property in the Custody Account:

     (A) except as otherwise provided in this Agreement, the Bank will separately identify the Property on its records as being held for the account of its customers and, to the extent practicable, segregate all Property held on behalf of the Client and all property of customers of the Client held by such Bank or any other entity authorized to hold Property in accordance with Section 12 hereof.

     (B) the Bank shall supply to the Client from time to time as mutually agreed upon, a written statement with respect to all Property in the Custody Account and the Client Deposit Account. In the event that the Client does not inform the Bank in writing of any exceptions or objections thereto within 60 days after the date of such statement, the Client shall be deemed to have approved such statement.

     (C) in order for Client to comply with rule 206 (4)-2 of the Investment Advisers Act of 1940, the Client requests and the Bank hereby agrees that the Client will provide the following documents to the Bank and the Bank will maintain these documents in its files:

               (i) the Investment Advisory Agreements and Limited Power of Attorney forms for each of the customers of the Client.

              (ii) the allocation of securities per each of the customers of the Client.

     The first item will be provided as a customer provides executed documents to the Client and any changes to the Agreements will also be provided as may occur. Notwithstanding their holding the referenced documents, it is understood and agreed that the Bank shall have no additional obligations with respect to such documents, nor shall the Bank be charged with knowledge of their contents, meaning or any obligations or responsibilities therein undertaken. Additionally, the Bank shall not be responsible for ensuring compliance with the referenced section, or any other provisions, of the Investment Advisers Act of 1940.

     The second item will be provided daily either by facsimile or other electronic transmission; provided, however, that the Bank shall not be responsible for ensuring the accuracy of the information it receives.

6.  PERFORMANCE BY THE BANK
    -----------------------

     (A)  Transactions not requiring Instructions. In the absence of contrary
          ----------------------------------------
          Instructions, the Bank is authorized by the Client to carry out the following transactions relating to the Property without obtaining specific Instructions from the Client:

                (i) to sign any affidavits, certificates of ownership or other certificates relating to the Property which may be required under any laws or regulations made by any tax authority or any other regulatory authority in any relevant jurisdiction, whether governmental or otherwise, and whether relating to ownership, income tax or capital gains, or any other tax, duty or levy (and the Client further agrees to ratify and to confirm or to do such things as may be necessary to complete or evidence any of the Bank's actions property taken under this Section 6(A)(i) or otherwise under the terms of this Agreement);

               (ii) to collect and receive, for the account of the Client on behalf of its customers, all income and other payments and distributions in respect of the Property, and in the absence of contrary Instructions credit the same to the Client Deposit Account;

              (iii) to take any action necessary and proper in connection with the receipt of income and other payments and distributions as are referred to in Section 6(A)(ii) above, including without limitation the presentation of coupons and other interest items;

               (iv) to receive and hold, for the account of the Client on behalf of its customers, any capital arising out of or in connection with the Property whether as a result of its being called or redeemed or otherwise becoming payable (other than at the option of the holder thereof) and in the absence of contrary Instructions credit the same to the Client Deposit Account;

               (v) to take action necessary and proper in connection with the receipt of any capital as is referred to in Section 6(A)(iv) above, including without limitation, the presentation for payment of any Property which becomes payable as a result of its being called or redeemed or otherwise becoming payable (other than at the option of the holder thereof) and the endorsement for collection of checks, drafts and other negotiable instruments;

               (vi) to receive and hold, for the account of the Client on behalf of its customers, all Securities received by the Bank as a result of a stock dividend, share subdivision or reorganization, capitalization of reserves or otherwise;

               (vii) to exchange interim or temporary receipts for definitive certificates, and old or overstamped certificates for new certificates;

               (viii) subject to Section 16 below to make cash disbursements for any expenses incurred in handling the Property and for similar items in connection with the Bank's duties under this Agreement, and in the absence of contrary Instructions debit the same to the Client Deposit Account or any other account of the Client with the Bank;

               (ix) to deliver to the Client transaction advices and/or statements of account showing the Property held at such intervals as may be agreed between the Client and the Bank; and

               (x) to notify the Client of all notices, reports and other financial information relating to the Property when received by the Bank, and to seek Instructions as to any action to be taken in connection therewith.

     (B) Transactions Requiring Instructions. The Bank is authorized by the Client to carry out the following actions relating to the Property only upon receipt of specific Instructions from the Client:

          (i) to deliver Property, sold by the Client for the account held on behalf of customers of the Client, against payment or as may be specified by the Client in its Instructions;

               (ii) to make payment for and to receive Property purchased by the Client for the account held on behalf of customers of the Client, such payment to be made by the Bank in accordance with the prevailing rules, operating procedures or market practice on any relevant stock exchange, Clearance System, depository or market, where or through which such payment is to be made, or as may be specified by the Client in its Instructions;


               (iii) to deal with bonus or scrip issues, warrants and other similar interests offered or received by the Bank (or its nominee or other agent) or to handle proxy forms, only as may be specified by the Client in its Instructions;

               (iv) to exercise any voting rights attributable to Securities and to forward proxy forms signed in blank by the Bank (or its nominee or other agent) or to destroy proxy forms, only as may be specified by the Client in its Instructions;

               (v) except as otherwise provided herein, to deliver or dispose of the Property only as may be specified by the Client in its Instructions; and

               (vi) to insure the Property on the Client's behalf provided that the Client makes available to the Bank the cost of such insurance in advance or authorizes the Bank to debit such cost to the Client Deposit Account or any other account of the Client with the Bank.

 7.  REGISTRATION
     ------------

     The Client agrees and understands that, except as may be specified by the Client in its Instructions, Property may be registered as the Bank deems appropriate in the name of the Bank, its nominee company or agent or a Clearance System, depository or nominee company thereof in the jurisdiction where the Property is required to be registered or otherwise held. Where feasible, Bank will arrange on written request by the Client, for registration of Property with the issuer or its agent in the name of the Client or its nominee company on behalf of the Client's customers. The Client understands and agrees, however, that the Bank shall have discretion to judge whether such direct registration is feasible.

 8.  CLIENT DEPOSIT ACCOUNT PAYMENTS
     -------------------------------

     Except as may be otherwise provided herein, the Bank shall make, or cause its nominee company or agent to make, payments from the Client Deposit Account only:

     (A) in connection with the purchase of Property for the account held on behalf of the customers of the Client and its delivery to the Client, or its crediting to the Custody Account;

          (B) for the payment for the account of the Client of taxes, management or supervisory fees, agents and other advisers' fees, distributions and operating expenses incurred under the terms of this Agreement;

          (C) for payments to be made in connection with the conversion, exchange or surrender of Property held in the Custody Account;

          (D) for other proper purposes as may be specified by the Client in its Instructions; or

          (E)  upon the termination of this Agreement as herein provided;

          PROVIDED, HOWEVER, that the payments referred to above do not exceed the funds available in the Client Deposit Account at any time and that nothing in this Agreement shall oblige the Bank to extend credit, grant financial accommodation or otherwise advance monies to the Client for the purpose of meeting any such payments or part thereof or otherwise carrying out any Instructions.

 9.  CUSTODY ACCOUNT AND CLIENT DEPOSIT ACCOUNT PROCEDURES
     -----------------------------------------------------

          Unless otherwise agreed to by the Bank and the Client, the Bank shall or shall instruct any other entity authorized to hold Property in accordance with Section 12 hereof to, receive or deliver Securities and credit or debit the Custody Account or Client Deposit Account, as the case may be, in accordance with Instructions from any Authorized Person. The proceeds from the sale or exchange of Property and the Property purchased or acquired will be credited to the Client Deposit Account or the Custody Account, as the case may be, on the date the proceeds or such Property, as the case may be, are actually received by such Bank.

 10.  REPORTS, RECORDS, AFFIDAVITS AND ACCESS
      ---------------------------------------

          If the Bank has in place a system for providing telecommunication access or other means of direct access by customers to such Bank's reporting system for Property in the Custody Account or the Client Deposit Account, then, upon mutual agreement and arrangement between the Client and the Bank, the Bank shall provide the Client with such Instructions and passwords and/or access codes as may be necessary in order for the Client to have such direct access through the Client's terminal device.

          Except as otherwise provided in this Agreement, during the Bank's regular Banking hours and upon receipt of reasonable notice from the Client, any officer or employee of the Client, any independent accountant(s) selected by the Client and any person designated by any regulatory authority having Jurisdiction over the Client shall be entitled to examine on the Bank's premises, Property held by the Bank on its premises and the Bank's records regarding Property held hereunder deposited with entities authorized to hold Property in accordance with Section 12 hereof, but only upon the Client's furnishing the Bank with Instructions to that effect, provided such examination shall be consistent with the Bank's obligations of confidentiality to other parties. The Bank's costs and expenses in facilitating such examinations and providing such reports and documents, including but not limited to the cost to the Bank of providing personnel in connection with examinations shall be borne by the Client if not borne by the person or agencies making such examinations or receiving such reports or documents, provided such costs and expenses shall not be deemed to include the Banks costs in providing, to the Client (i) the "single audit report," if any, of the independent certified public accountants engaged by the Bank, and
          (ii) such reports and documents as this Agreement contemplates that the Bank shall furnish routinely to the Client.

          The Bank shall also, subject to restrictions under applicable law, seek to obtain from any entity with which the Bank maintains the physical possession of any of the Property in the Custody Account and the Client Deposit Account, such records of the Custody Account or the Client Deposit Account as may be required by the Client or its agents in connection with an internal examination by the Client of its own affairs. Upon a reasonable request from the Client, the Bank shall use its best efforts to furnish to the Client such reports or portions thereof of the external auditors of each such entity's system of internal accounting controls applicable to its duties under its agreement with the Bank.

          The Bank may supply to the Client from time to time written service standards and/or operating procedures which shall govern the day-to-day operations of the Custody Account and the Client Deposit Account. Such service standards and/or operating procedures, as amended from time to time, are hereby incorporated herein by reference.

11.  WITHDRAWAL AND DELIVERY
     -----------------------

          The Client on behalf of its customers, may at any time subject to
          Section 16 hereof, demand withdrawal of all or any part of the Property in the Custody Account and/or the Client Deposit Account. Payments of cash shall be made at the expense of the Client's customers by banker's draft or check, telegraphic transfer to the authorized bank pursuant to Client Instructions. Delivery of any Property other than cash will be made without undue delay at such locations as the parties hereto may agree and at the expense of the Client. Where necessary, the Bank will on withdrawal, transfer any Property in the name of the Client's customers or as the Client may direct, (which direction may be based on it's customer's directions) at the expense of the Client.

12.  USE OF AGENTS,  CLEARANCE SYSTEMS AND DEPOSITORIES
     --------------------------------------------------

          The Client agrees and understands that:

          (A) Each Bank is authorized, subject to applicable laws, rules and regulations, to appoint agents, including without limitation, any member of the Citicorp Organization, whether in its own name or that of the Client, to perform any of the duties of the Bank under this Agreement and the Bank may delegate to any agent so appointed any of its functions under this Agreement, including without limitation, the collection of all payments due on the Property whether of an so appointed any of its limitation, the collection income or a capital nature;

          (B) in selecting and appointing agents, the Bank shall use reasonable care to ensure that it appoints only competent persons provided that the Bank shall not be responsible (except as to the negligence in the selection of such agents) for the performance by such agents of any of the duties delegated to them under this Agreement except for Citibank subsidiaries and branches;

          (C) if the Bank appoints any agent pursuant to this Section 12, it shall be entitled to pay all normal remuneration to such agent for the account of the Client; and

          (D) The Bank is entitled to deposit any Property at its discretion in any Clearance System deemed appropriate by the Bank, and any Property so held shall be subject to the rules and operating procedures of such Clearance System and any applicable laws and regulations whether of a governmental authority or otherwise.

13.  CITICORP ORGANIZATION INVOLVEMENT
     ---------------------------------

          (A) Subject to applicable laws, the Client hereby authorizes the Bank without the need for the Bank to obtain the Client's prior consent:

               (i) when acting on Instructions from the Client to purchase and sell Property from and to the Bank or any other member of the Citicorp Organization and through any member of the Citicorp Organization, and from and to any other client of the Bank or any other member of the Citicorp Organization; and

                    (ii) to obtain and keep, without being liable to account to the Client, any commission payable by any third party or any other member of the Citicorp Organization in connection with dealings arising out of or in connection with the Custody Account and/or the Client Deposit Account.

          (B) The Client agrees and understands that if the Bank, acting on Instructions from the Client, arranges for investment in the name of the Bank (but for the account of the Client on behalf of its customers) in any Property held, issued, or managed by any member of the Citicorp Organization, then such member of the Citicorp Organization may retain a profit (other than the charges, commissions and fees payable by the Client under this Agreement) without being liable to account to the Client for such profit.

     (C) The Client agrees and understands that the Bank may have banking relationships with companies whose Property is held in the Custody Account and/or Client Deposit Account or which are purchased and sold for the Custody Account and/or Client Deposit Account.

 14.  SCOPE OF RESPONSIBILITY
      -----------------------

     The Client agrees and understands that:

     (A) subject to the terms hereof, the Bank shall use all reasonable care in the performance of its duties under this Agreement and shall exercise the same standard of care that it exercises over its own assets in the safekeeping, handling, servicing and disposition of the Property, but shall not be responsible for any losses or damages suffered by the Client as a result of the Bank performing such duties unless the same results from an act of negligence, bad faith or willful misfeasance on the part of the Bank or the reckless disregard of its duties hereunder in which event the liability of the Bank in connection with any Property shall not exceed the market value of such Property at the time of such negligence, bad faith or willful misfeasance or the reckless disregard of its duties hereunder as aforesaid;

     (B) unless otherwise expressly agreed, the Bank need not maintain any insurance on Property held under the terms of this Agreement;

     (C) upon receipt of each and every transaction advice and/or statement of account supplied to it by the Bank pursuant to Section 6(A)(ix) hereof, the Client shall examine the same and notify the Bank within sixty (60) days of the date of any such advice or statement of any discrepancy between Instructions given and the situation shown therein and/or of any other errors therein. In the absence of any such notification by the Client, the Bank shall not (in the absence of negligence, bad faith or willful misfeasance or the reckless disregard of its duties hereunder on its own part) be liable for the consequences of any discrepancy or error which was made or existed during the period covered by the statement or the transaction indicated by the advice, provided, however, that Bank shall not be liable for any such consequences during the period prior to the receipt of any such notification;

     (D) upon Client's Instructions, the Bank or any of its nominees or agents, as the case may be, may (but without being under any duty or obligation to) institute or defend legal proceedings, or take or defend any other action arising out of or in connection with the Property; provided, however, that the Client shall first indemnify the Bank against any costs, charges and expenses arising from such proceedings or other action and make available to the Bank such security in respect of such costs, charges and expenses as the Bank in its absolute discretion deems necessary;

     (E) the Bank does not have any responsibility if for any reason or cause beyond its control, including without limitation nationalization, expropriation, currency restrictions, acts of war, terrorism, insurrection, revolution, nuclear fusion, fission or acts of God, the operation of the Custody Account and/or the Client Deposit Account and/or the Bank's ability to carry out Instructions or account to the Client is restricted, removed or subject to delay in any way;

     (F) all collections of the Property and of any funds or other property paid or distributed in respect of the Property is made at the risk of the Client and its customers;

     (G) the Bank shall not be liable for any liabilities, damages, losses, claims or expenses resulting from or caused by the carrying out of any Instructions of the Client;

     (H) the Client shall be responsible for all filings, tax returns and reports on any transactions undertaken pursuant to this Agreement which must be made to any relevant authority, whether governmental or otherwise, and for the payment of all unpaid calls, taxes (including without limitation, any value-added taxes), imposts, levies or duties due on any principal or interest, or any other liability or payment arising out of or in connection with the Property, and in so far as the Bank is under any obligation (whether of a governmental or otherwise) to pay the same on behalf of the Client it may do so out of any monies or assets held in the Custody Account and/or the Client Deposit Account only out of income unless otherwise required by applicable law or regulatory authority;

     (I) the Bank is not acting under this Agreement as investment manager or investment adviser to the Client and the Bank's duty is solely to keep safe custody of the Property (with responsibility for the selection, acquisition and disposal of the Property remaining with the Client at all times); and

     (J) the Bank may rely, in the performance of its duties under this Agreement and without liability on its part, upon any Instructions believed by it in good faith to be genuine and given by an Authorized Person.

 15.  INDEMNITY
      ---------

     The Client agrees to indemnify and hold the Bank and each nominee or agents harmless against all costs, losses, liabilities, damages, claims and expenses including without limitation, any reasonable legal fees and disbursements arising directly or indirectly:

     (A) from the fact that the Property is registered in the name of or held by the Bank or any nominees or agents thereof;

     (B) without limiting the generality of Section 15(A) above from any act or thing, including without limitation, any overdraft or other financial accommodation which arises on the records of the Bank (whether on an advised or unadvised basis), which the Bank or such nominee or agent allows, takes or does or omits to allow, take or do in relation to the Property under or pursuant to the terms of this Agreement or as a consequence of the carrying out of any Instructions; and

     (C) from the Bank or any such nominees or agent carrying out any Instructions believed by it in good faith to have been given by an Authorized Person;

     PROVIDED, HOWEVER, that neither the Bank, nor its nominees or agents shall be indemnified against any liability arising out of the Bank's or such nominees or agent's own willful misfeasance, bad faith, negligence or reckless disregard of its duties under this Agreement.

 16.  LIEN
      ----

     The Bank hereby represents and agrees that (i) the Property held in accounts in the name of the Client for the benefit of its customers is not subject to and the Bank will not cause or permit its agents to cause the same to become subject to, any right, charge, security interest, lien or claim of any kind in favor of the Bank, any Clearance System in which the Property held in accounts in the name of the Client for the benefit of its customers is held or any creditor of any of them, except a claim of payment of their safe custody and administration; and (ii) the beneficial ownership of the Property held in accounts in the name of the Client for the benefit of its customers shall be freely transferable without the payment of money or other value other than for safe custody or administration. Subject to the foregoing, the Bank shall have a general lien on all other Property held by it under this Agreement until the satisfaction of all liabilities and obligations of the Client (whether actual or contingent) owed to the Bank hereunder, provided, that such lien shall secure only the Client's obligations to the Bank for the safe custody and registration of the Property under this Agreement. In the event of failure by the Client to discharge any of such liabilities and obligations pursuant to this Agreement when due, upon prior notice to the Client the Bank shall be entitled to sell or otherwise realize any such Property and to apply any moneys from time to time deposited with it under this Agreement and the proceeds of such sale or realization in the satisfaction of such liabilities and obligations; for the purpose of such application the Bank may purchase with any moneys standing to the credit of any account such other currencies and at such rate(s) of exchange as may be necessary to effect such application.

 17.  FEES AND EXPENSES
      -----------------

     Without prejudice to any of its liabilities and obligations under this Agreement, the Client agrees to pay to the Bank from time to time, such fees and commissions for its services pursuant to this Agreement as may be notified by the Bank to the Client from time to time and the Bank's reasonable out-of-pocket or incidental expenses including without limitation, all those items referred to in Section 8 hereof, and to indemnify and hold the Bank harmless from any liabilities, losses or withholdings resulting from any taxes or other governmental charges and any expenses related thereto, which may be imposed or assessed in connection with or arising out of the Custody Account and/or the Client Deposit Account. Subject to specific Instructions from the Client to the contrary, the Bank is further authorized to debit (after as well as before the date of any termination pursuant to Section 18 hereof) any account of the Client with the Bank, including without limitation the Client Deposit Account, for any amount owing to such Bank from time to time under this Agreement only out of income unless otherwise required by applicable law or regulatory authority. The provisions of this Section 17 shall survive the termination of this Agreement.

 18.  TERMINATION
      -----------

     The Client may terminate this Agreement in whole by giving not less than thirty (30) days prior written notice to the Bank. The Bank may terminate this Agreement by giving not less than thirty (30) days prior written notice to the Client. Upon the expiration of such thirty (30) day notice period, the Bank as to which this Agreement has been terminated shall, subject to Section 16 hereof, account to the Client in accordance with the terms of Section 10 hereof, provided, however, that if the Bank has effected any transaction on behalf of the Client, the contractual settlement date of which is or is likely to extend beyond the expiration of such notice period, then the Bank shall be entitled its absolute discretion to close out or complete such transaction and to retain sufficient funds from the Property for that purpose and to satisfy any outstanding obligations or liabilities of the Client.

 19.  ASSIGNMENT
      ----------

     This Agreement shall bind and enure for the benefit of the parties hereto and their respective successors, and neither the Client nor the Bank may assign, transfer or change all or any of its rights and benefits hereunder without the written consent of the Bank or the Client, as the case may be.

 20.  JOINT AND SEVERAL LIABILITY OF THE CLIENT
      -----------------------------------------

     Where the Client comprises two or more persons, all obligations and liabilities under this Agreement shall be deemed to be joint and several, and any notice served on any one of such persons shall be deemed to have been served on all such other person or persons, as the case may be.

 21.  DISCLOSURE
      ----------

     The Client agrees and understands that the Bank or its agent may disclose information regarding the Custody Account and/or the Client Deposit Account if required to do so by any court order or similar process in any relevant jurisdiction or by order of an authority having power to do so over the Bank or its agents within the jurisdiction of such court or authority.

 22.  NOTICES
      -------

     All notices and other communications hereunder, except for Instructions and reports relating to the Property which are transmitted through the Bank's reporting system for Property in the Custody Account, shall be in writing, telex, fax or telecopy, or if verbal, shall be promptly confirmed in writing, and shall be hand-delivered, telexed, faxed, telecopied or mailed by prepaid first class mail (except that notice of termination, if mailed, shall be by prepaid registered or certified mail) to each party at its address set forth above, if to the Client, marked "Attention: Diane Mix Birnberg" and if to the Bank, marked "Citibank as Custodian for Horizon Cash Management, L.L.C. Investment Adviser on behalf of clients" or at such other address as each party may be given written notice of to the other party.

 23.  AMENDMENT
      ---------

     This Agreement shall not be amended except by a writing signed by the party against whom enforcement is sought.

 24.  GOVERNING LAW AND JURISDICTION
      ------------------------------

     THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED ACCORDING TO, THE LAWS OF THE STATE OF NEW YORK AND THE PARTIES AGREE THAT THE COURTS OF THE STATE OF NEW YORK SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY SUIT, ACTION OR PROCEEDING AND TO SETTLE ANY DISPUTES WHICH MAY ARISE OUT OF OR IN CONNECTION WITH THIS AGREEMENT, AND, FOR SUCH PURPOSES, EACH IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized.


CITIBANK, N.A.                HORIZON CASH MANAGEMENT, L.L.C.
                              INVESTMENT ADVISER ON
                              BEHALF OF CLIENTS


By:/s/Frank Clacich                           By:/s/ Diane Mix Birnberg
   ---------------------------------             ----------------------------


Title:Vice President                          Title:President
      ------------------------------                --------------------------

Attest:/s/ Craig Moore                        Attest:/s/ Pauline Slager
       -----------------------------                 -------------------------


ATTACHMENTS

Part IV - Other Information

Accountant:   LAMP Technologies, LLC

Contact       Aladin T. Abughazabeh, President

Address       5910 N. Central Expressway - Suite 1520

City          Dallas         State  TX            Zip  78206

Telephone     214-891-6200

Fax  214-750-7816

Send Duplicate Confirmations to Accounting Firm?  Yes    X     No
                                                       -----      -----

                                   Appendix 3

                                MANAGEMENT FEES

     Client shall pay Horizon a management fee equal to the annual rate set forth below based on the corresponding amount of previous month-end assets under management for accounts associated with ATA Research, Inc., ProFutures, Inc. and their respective affiliates and clients:


Previous Month-end Aggregate
Assets under Management             Annual Rate of Management Fee
-----------------------             -----------------------------
$0 to $25,000,000                                .50%
$25,000,001 to $50,000,000                       .45%
$50,000,001 to $75,000,000                       .35%
$75,000,001 or more                              .25%

     The management fee shall be calculated on the 360 day year and will be noted on the Client's daily statement as a debit. Fees are paid by Client on income earned daily. Horizon shall present the Client at the end of each month a statement of the management fee charged. Client shall indicate its approval or disapproval on each statement. Only upon Client's approval shall Custodian transfer payment of the management fee to Horizon and Horizon accept such payment.

                                   Appendix 4

Part 1 - Client Information

     Name:       ProFutures Bull & Bear Fund, L.P.

     Address:    1310 Highway 620 South - Suite 200

     City:       Austin

     State:      Texas              Zip:  78734
     Telephone   512-263-3800  Fax:        512-263-3459

     Tax I.D./Social Security No.  74-2849862

         If client is a non-U.S. entity, an IRS form W-8 must be completed.


Authorized Persons
       Name                           Title                        Telephone
       ----                           -----                        ---------
Gary D. Halbert        President of ProFutures, Inc.             Same as above
Debi B. Halbert        CFO of ProFutures, Inc.                     " "  "
Patrick Watson         Vice President of ProFutures, Inc.          " "  "

Part II - Authorized Bank Wire Instructions     None as instructed by Client

Part III - Clearing Firm Information and Authorization

ProFutures Bull & Bear Fund, L.P. hereby authorizes Horizon Cash Management L.L.C. to accept wire transfer instructions from the following authorized persons at our clearing firm(s) for the instructions listed below.

   Name of Client:  ProFutures, Inc.

   Signature:  By ProFutures, Inc. General Partner , /s/Gary D. Halbert

   Printed Name:  Gary D. Halbert

   Title:  President  Date:  September 1, 1997

   Notice to Client of Withdrawal Required?  Yes      X        No
                                                    -----         -----
   Duplicate Confirmations to Clearing Firm?  Yes     X        No
                                                    -----         -----
                                     -18-

                            Letter of Acknowledgment


  TO:  Horizon Cash Management L.L.C.

FROM:  ProFutures Bull & Bear Fund, L.P.

DATE:  September 1, 1997

This is to acknowledge that as of this date we received and reviewed the Form ADV, Investment Advisory Agreement, Limited Power of Attorney and descriptive brochure.

We have delineated our investment objectives in Appendix I of the Advisory Agreement along with any specific guidelines we require. We have authorized Horizon Cash Management L.L.C. to provide investment advisory services in accordance with these objectives and guidelines.

We acknowledge that changes to the Agreement, objectives and guidelines as well as wire transfer instructions must be made by us in writing.

We further acknowledge that any mention by Horizon of past results does not in anyway guarantee future performance.




ProFutures Bull & Bear Fund, L.P.
By: ProFutures, Inc., a General Partner
    ------------------------------------
By: /s/Gary D. Halbert
    ------------------

Title:  President
        ---------

Date:   September 1, 1997
        -----------------


                               Received:  Horizon Cash Management L.L.C.

                               By:   /s/Diane Mix Birnberg
                                     ----------------------

                               Date: September 1, 1997
                                     -----------------

                                     -21-